UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2012

UNI CORE HOLDINGS CORPORATION (formerly INTERMOST CORPORATION)
(Exact name of Registrant as specified in its charter)

Wyoming	0-3430	87-0418721
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1207-8, Bank of America Tower, 12 Harcourt Road, Central, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-755-8221-0238

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On June 28, 2012, the Board of Directors of Uni Core Holdings Corporation (“the Company”) approved the engagement of Albert Wong & Co. LLP (“New Auditor”), an independent U.S. CPA firm which was associated with the Company's existing independent accountants, Albert Wong & Co. (“Previous Auditor”), who has tendered its resignation, as its new independent accountants for the Company’s fiscal year ended June 30, 2012.

The report of the Previous Auditor on the Company's consolidated financial statements for the fiscal years ended June 30, 2010 and 2011 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles but modified to a going concern. For the years ended June 30, 2010 and 2011, there have been no disagreements between the Company and the Previous Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the Previous Auditor’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. For the years ended June 30, 2010 and 2011, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s audit reports from the Previous Auditor on the financial statements of the Company for the fiscal years ended June 30, 2010 and 2011 and the subsequent interim period through date of resignation, there were no disagreements with the Previous Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Previous Auditor, would have caused to make reference to the subject matter of the disagreements in connection with its reports; and there were no “reporting events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided the Previous Auditor with a copy of this Report and the Company has requested that the Previous Auditor furnish a letter addressed to the Commission stating whether it agrees with the statements above. A copy of this letter is filed as an exhibit to this Report.

For the years ended June 30, 2010 and 2011, neither the Company nor anyone acting on the Company's behalf consulted the New Auditor with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

EXHIBITS

16.1	Letter from Albert Wong & Co. to the Securities and Exchange Commission dated July 18 , 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2012		UNI CORE HOLDINGS CORPORATION

	By:	/s/ Thomas Lee
Thomas Lee Chief Financial Officer